Third Quarter FY 2011 Earnings Presentation Bristow Group Inc. February 3, 2011 Exhibit 99.1

Third quarter earnings call agenda
•
Introduction
(Linda McNeill, Investor Relations Manager)
•
CEO Remarks
(Bill Chiles, President and CEO)
•
Financial highlights
(Jonathan Baliff, SVP and CFO)
•
Operational highlights
(Bill Chiles, President and CEO)
•
Questions and answers

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, expected operating margins and other financial projections; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; our use of excess cash; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended March 31,
2010 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2010. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chief Executive comments Bill Chiles, President and CEO

Operational safety review
Air Accident Rate* per 100,000 Flight Hours
(Fiscal Year)
1.17
0.78 0.78
0.00
0.53
0.00
0.00
1.00
2.00
2006 2007 2008 2009 2010 2011 YTD
FY11 Total Reportable Injury Rate per
200,000 manhours (cumulative)
0.32
0.16
0.52
0.40
0.32
0.39
0.33
0.34 0.34
0.00
0.50
1.00
A M J J A S O N D J F M
FY11 Lost Work Case Rate per 200,000
manhours (cumulative)
0.00 0.00
0.21
0.16
0.13
0.16
0.14
0.13
0.15
0.00
0.50
A M J J A S O N D J F M
* Includes commercial operations only

3Q FY2011 highlights

•
YTD Earnings per share of $2.77
•
19.4% increase from 9 months ended 3QFY10
•
YTD Operating income of $139.9M
•
1.3% increase from 9 months ended 3QFY10
•
YTD EBITDA of $200M
•
Relatively flat from 9 months ended 3QFY10
•
Improving margins for most of our business units with strength in Europe, West
Africa and Other International.
•
Tax benefit in 3Q FY2011 primarily due to reversal of deferred tax balances recorded in prior fiscal years ($0.45 and $0.47 EPS benefit in 3Q and YTD).
•
No aircraft sales.
•
3Q Earnings per share of $1.13
•
6.6% increase from 2QFY11
•
52.7% increase from 3QFY10
•
3Q Operating income of $46.6M
•
12.9% decrease from 2QFY11
•
17.4% increase 3QFY10
•
3Q EBITDA of $65.6M
•
12% decrease from 2QFY11
•
1.8% increase from 3QFY10

•
Oil price strength continues for multiple reasons
•
Overall international Exploration & Production (E&P) capital expenditure and operating expenditure growth
•
Recovered in calendar 2010, modest in 2011, and expanding in 2012
•
Balanced across non-U.S. geographies although U.S. is challenged
•
International deepwater exhibiting particularly robust activity
•
This E&P confidence is reflected in improved helicopter tender activity, principally for FY 2012/2013 work
•
Although activity and prospects are improving, there is softness in aftermarket for helicopters
Current market environment

Operational performance highlights
•
Europe
Revenue is higher year over year due to better contracting with better operational margins due to efficiency gains and higher equity earnings
•
West Africa
Revenue down, but margins are intact through lower costs even though the lost contract is not fully offset yet.
•
Australia
Revenue increased year over year; however, the competition refocused in recognition of the increase in medium/long term opportunities. Higher compensation costs drove lower EBITDA.
•
Other International
Lider performing well with cash dividend paid; however, near term still materializing at a slower pace.  Offset by brisk improvement in other countries. Reduction in Mexico exposure with HC restructuring.
•
North America
Year over year improvement in a challenging environment with sequential weakness intra year.

Consolidated Fleet Changes as of December 31, 2010
(1)  Includes aircraft sales, net lease returns/commencements and operated returns
Q1 FY2011 Q2 FY2011 Q3 FY2011 Total
Fleet Count Beginning Period 390               384               379               390
Delivered
Agusta AW 139 1                    1                    2                    4
Sikorsky S-92 1                    1
Added 1                   1                   3                   5
Removed
(1)
(7)                   (6)                   (4)                   (17)
Total 384               379               378               378

Financial highlights Jonathan Baliff, SVP and CFO

Financial highlights – Earnings per share summary
3Q FY10 to 3Q FY11 bridge
9 months Q3 FY10 to 9 months Q3 FY11 bridge

$0.74
$1.00
$1.21
$1.13 $1.13
$0.74
$0.26
$0.46
$0.25 $0.08
Q3FY2010 Operations Taxes Corporate and Other FX Changes Q3FY2011
$2.32
$2.63
$2.82
$2.77 $2.77
$2.32
$0.31
$0.68
$0.49
$0.05
9 Mos FY2010 Operations Taxes Corporate and Other FX Changes 9 Mos FY2011

Financial highlights – EBITDA summary
3Q FY10 to 3Q FY11 bridge

9 months Q3 FY10 to 9 months Q3 FY11 bridge
$64.4
$69.6
$65.6 $65.6
$64.4
$12.4
$7.2
$4.0
Q3FY2010 Operations Corporate and Other FX Changes Q3FY2011
$220.7
$204.6
$200.0 $200.0 $200.2
$20.5
$16.1
$4.6
9 Mos FY2010 Operations Corporate and Other FX Changes 9 Mos FY2011

($101)
($122)
($61)
($43)
($51)
$9
($45)
($24)
($4)
$9
($13)
Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11
Historical cash flow from operations less all capex

Historical cash flow from operations less capex ($ millions)
•
Historically, Bristow has employed cash flow from operations with growth capital expenditures
•
Driven by fleet modernization catch-up with transitioning to new technology medium and large aircraft.
•
Non-discretionary (aircraft maintenance and facilities) capital expenditures have been far lower as a percentage of growth capital expenditures
•
In the future, we do not see the same level of capital spending in as short a period of time

Our new $375 million secured bank credit facility aligns well with our financial strategy
•
$175 million 5-year revolver and $200 million 5-year term loan with a
$100 million accordion feature
•
Term loan proceeds and revolver borrowings were used to repay $230 million 6 1/8% senior notes due 2013 on December 23, 2010; revolver also used for general corporate purposes
•
Initial borrowing margin is LIBOR + 2.50%, but reverse flexing to 2.375%
after June 30, 2011 financials are provided to lenders
•
Leverage ratio pricing grid
•
Additional indebtedness subject to financial covenants
•
Enhanced capability for dividends and stock repurchases
•
Incurred one time charge of 11 cents due to early retirement
•
~$7 million pre-tax expected annual cash interest savings at current
LIBOR levels

Total capitalization
$2.2 billion
(December 31, 2010)
$1.5 billion
Equity
Prudent balance sheet management

• Cash on hand at December 31, 2010:  $100.9 million
• YTD FY11 EBITDAR
1
of $204.4 million
• Undrawn borrowing capacity ($132 million revolving credit
facility)
• Total liquidity
3
: $232.9 million
$726 million
Debt
Liquidity
1) Earnings before interest, tax, depreciation, amortization and aircraft rental expense
2) Reconciliation in Appendix.  Adjusted debt includes balance sheet debt, unfunded pension liability and NPV of helicopter leases
3) Total liquidity calculated as undrawn borrowing capacity plus cash on hand
Capital Structure
• $175 million Revolver November 2015
• $8 million in short-term borrowings and current portion of debt
• $717.5 million in long-term debt
• 36 million shares of common stock
Leverage ratios
• Adjusted Debt to Total Capital 37.4%
2
•
Adjusted Debt to EBITDAR 3.23:12

Other financial information and guidance revisions
•
Capital allocation framework
•
Prudent balance sheet management is a core principle
•
Total liquidity maintained at $200-$250 million
•
Best risk/return opportunities attract Bristow capital
•
Balance shareholder return between capital appreciation and regular return of capital
•
Modeling information
•
Tax 17% – 21% (assuming revenue earned in the same regions and same mix)
•
SG & A Expense ~ $125-130 million
•
Depreciation and amortization expense ~ $85 million
•
Interest expense ~ $30-35 million

Operational highlights Bill Chiles, President and CEO

Quarterly changes
Quarter on quarter changes:
•
3% increase in the operating income in Europe is due to
higher equity earnings from our military training
unconsolidated affiliate, price escalations and renegotiated rates. We added three new clients since the prior year quarter
•
4% decrease in the operating income in West Africa reflects
the loss of a major client in this market. However, lower
operating expense combined with the addition of new
contracts lessened the impact
•
8% decrease in the operating income in Australia is an impact of higher compensation and increased depreciation expense
•
9% increase in the operating income (from $5.2M to $11.6M Q
over Q) for Other International Business Unit as a result of increased revenue in Brazil, the Baltic Sea, Suriname, Ghana and Russia.
•
No change in the operating income quarter over quarter in
North America

Operating Income* Q3 FY2011
North
America
3%
Europe
41%
West Africa
26%
Australia
11%
Other
International
19%
Operating Income* Q3 FY2010
North
America
3%
Europe
38%
West Africa
30%
Australia
19%
Other
International
10%
Operating income for Q3 2011 is $46.6M
Operating income for Q3 2010 is $39.7M
*
Excludes centralized operations, corporate, gain on sale of assets, and Bristow Academy

Europe (EBU)
UK
Netherlands
Norway
Norwich
Aberdeen
Scasta
Stavanger
Den Helder
Bergen
Hammerfest
•
Europe represents 42% of total revenue in Q3
FY11 and 41% of operating income
•
Operating margin 19.6% vs. 16.1% in prior year
quarter
•
Increase in activity with three new client
contracts commencing
•
Operational disruption due to severe weather in
December
•
FBH, unconsolidated JV, military training - higher
equity earnings
•
Outlook:
•
Several major tender outstanding in UK,
Norway and Denmark for FY13
•
SAR-H award delayed
Operating margins expected for FY11 to
be ~ high teens

West Africa (WASBU)
Nigeria
Lagos
Escravos
Port Harcourt
Warri
Eket
Calabar

•
Nigeria represents 17% of total revenue in Q3 FY11
and 26% of operating income
•
Operating margin 29.8% in Q3 FY11 vs. 25.5% Q3
prior year
•
Revenue of $53.7M decreased from $58.7M
•
Operating  income of $16M increased from $14.9M
•
Lower operating expense
•
Increased competition and new entrants
Outlook:
•
Awaiting results of recent tenders
Operating margins expected in FY11 to be
~ mid twenties

Karratha
Exmouth
Learmonth
Varanus Is
Barrow Is
Australia (AUSBU)
Australia
Perth
Dongara
Essendon
Tooradin
Broome
Truscott
Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
•
Australia represented 13% of total revenue in
Q3 FY11 and 11% of operating income
•
Operating margin 17.2% vs. 24.5% for the prior
year quarter
•
Revenue of $41.4M increased from $38.2M
•
Operating income declined from $9.4M to
$7.1M
•
Higher compensation costs
•
Older under utilized aircraft to be sold or
redeployed
•
Outlook:
Increased competition in market place; loss of
Woodside as of May 31, 2011
Operating margins expected  for FY11
to be ~ mid teens

Other International (OIBU)
Consolidated in OIBU
Unconsolidated Affiliate
•
OIBU represented 13% of total revenue and 19% of
operating income for Q3FY11
•
Operating margin was 27.7% vs. 15.5% for the prior
year quarter
•
Revenue increased to $41.9 from $33.3M
•
Operating income to $11.6M from $5.2M
•
Increased revenue from Brazil, the Baltic Sea,
Suriname, Ghana and Russia
•
Brazil - Lider: paid previously mentioned dividend
for 2009 of $1.4M, $0.8M net (7/12’s of the year)
•
Lider EBITDA was R$26M reias, which is in line
with previously stated run rate of R$8-10M
reias/month
•
Reducing exposure in Mexico
Outlook:
•
Tender activity in Ghana, Equatorial Guinea and
Libya
•
PAS dividend of $2.5 million expected in March
2011
Expect operating margins in FY11 to be
~high teens to lower twenties

North America (NABU)
•
Represented 15% of total revenue and 3% of
operating income in Q3 FY11
•
Operating margin of 4.2% for Q3 FY11 up from
3.3% for the prior year quarter
•
Revenue of $45.6M flat from $45.7M
•
Operating income of $1.9M vs. $1.5M
•
Gulf of Mexico
•
Continues to be in a state of flux and
challenging market
•
Continues to redeploy aircraft to other
regions of the world
•
1 aircraft currently working for BP, down
from 3 at December 31 and 5 as of
September 30
Expect operating margins for FY11 to
be single digit for the rest of the year

Summary

Open for Q and A
Bristow continues to deliver on our FY2011 promises with
third quarter earnings performance improving both year
over year and sequentially.  Our medium to long term
outlook remains strong given better market dynamics

Appendix 25

Organizational Chart - as of December 31, 2010
Bristow
NABU
15%*
U . S . GoM – 89 / 7
Trinidad – 8 / 1
Alaska – 15 / 3
Mexico – 21 / 5
Brazil – 6 / 9
Lider - 76
HC - 12
UK – 38 / 3
Netherlands – 6 / 1
Norway – 12 / 3
FBH - 63
Nigeria – 46 / 10
Australia – 35 / 8
Other – 10 / 1
Russia – 7 / 3
Egypt – – / –
India – 2 / 2
Turkmenistan – 2 / 1
PAS - 45
AUSBU
13%
EBU
39%
Florida – 56 / 1
Louisiana – 12 / 1
California – 6 / 1
U . K . – 3 / 1
Malaysia  – 4 / 2
WASBU
17%
OIBU
14%
BRS Academy
2%
Business Unit
(* % of FY10 Revenues)
Corporate
Region - # of Aircraft / # of Bases
Joint Venture
(No. of aircraft)
Key
Operated Aircraft
Bristow owns and/or operates
378 aircraft as of December 31,
2010
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 196 aircraft
as of December 31, 2010

Aircraft Fleet – Medium and Large
As of December 31, 2010
Next Generation Aircraft
Mature Aircraft Models
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered

Medium Helicopters
AW139 12 Twin Turbine 7 4 11 -
Bell 212 12 Twin Turbine 3 22 25 -
Bell 412 13 Twin Turbine 40 46 86 -
EC155 13 Twin Turbine 4 - 4 -
Sikorsky S-76 A/A++ 12 Twin Turbine 21 8 29 -
Sikorsky S-76 C/C++ 12 Twin Turbine 51 25 76 3
126 105 231 3
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
Bell 214ST 18 Twin Turbine 3 - 3 -
EC225 25 Twin Turbine 15 - 15 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 23 1 24 3
80 1 81 6

Aircraft Fleet – Small, Training and Fixed
As of December 31, 2010 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers

Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 2 2 4 -
Bell 206 L-3 6 Turbine 5 6 11 -
Bell 206 L-4 6 Turbine 31 2 33 -
Bell 407 6 Turbine 44 1 45 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
AS350 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 3 3 -
92 53 145
-
Training Helicopters
AS355 4 Twin Turbine 3 - 3 -
Bell 206B 6 Single Engine 9 - 9 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 51 - 51 -
Fixed Wing 1 - 1 -
77
-
77
-
-
Fixed Wing
3 37 40
-
Total
378 196 574 9

EBITDA and EBITDAR Reconciliations

($ in millions)
2000 2001 2002 2003 2004
Income from continuing operations $8.8 $27.9 $42.5 $40.3 $49.6
Income tax expense 3.8 13.3 19.1 17.5 18.5
Interest expense 18.5 18.4 15.8 14.9 16.8
Depreciation and amortization 32.0 33.1 33.9 37.5 39.4
  EBITDA Subtotal 63.1 92.7 111.4 110.2 124.3
Aircraft rental expense – – – – –
EBITDAR $63.1 $92.7 $111.4 $110.2 $124.3
($ in millions)
2005 2006 2007 2008 2009 2010
Income from continuing operations $49.2 $54.5 $72.5 $107.7 $125.5 $113.5
Income tax expense $20.4 $14.7 $38.8 $44.5 $50.5 $29.0
Interest expense $15.7 $14.7 $10.9 $23.8 $35.1 $42.4
Depreciation and amortization 40.5 42.1 42.5 54.1 65.5 74.7
  EBITDA Subtotal 125.8 125.9 164.7 230.1 276.7 259.6
Aircraft rental expense – 2.1 6.3 6.3 8.2 9.1
EBITDAR
$125.8 $128.0 $171.0 $236.4 $284.9 $268.7
March 31,
March 31,
($ in millions)
YTD FY10 YTD FY11
Income from continuing operations $84.8 $102.1
Income tax expense 26.4 0.0
Interest expense 31.6 36.3
Depreciation and amortization 57.3 61.6
  EBITDA Subtotal 200.2 200.0
Aircraft rental expense 7.0 4.4
EBITDAR
$207.2 $204.4
December 31,

Fiscal Year 2007

	31-Mar-06	30-Jun-06	30-Sep-06	31-Dec-06	31-Mar-07
Total assets	$ 1,176.4	$ 1,239.8	$ 1,469.1	$ 1,517.8	$ 1,505.8
(-) Assets discontinued operations	(27.4)	(28.4)	(23.8)	(26.0)	(26.2)
(-) Cash	(122.5)	(109.6)	(268.3)	(219.7)	(184.2)
(-) Progress payments for aircraft and other	(83.5)	(89.5)	(131.1)	(145.9)	(167.8)
(-) Current liabilities	(163.9)	(180.8)	(194.5)	(173.1)	(168.0)
(+) Current liabilities discontinued operations	5.5	4.7	3.3	3.0	5.9
(+) Short term deferred tax	5.0	6.6	10.0	10.9	17.6
(+) Estimated fair value of aircraft [3]	665.3	750.1	772.3	846.6	946.5
(+) Net book value of property & equipment (non-aircraft)	126.0	134.5	178.8	201.4	223.3
(-) Net book value property & equipment (aircraft and non-aircraft)	(615.5)	(664.4)	(730.4)	(824.9)	(891.5)
Capital employed	$ 965.3	$ 1,062.8	$ 1,085.7	$ 1,190.1	$ 1,261.5

Numerator:	
EBITDA	163.5
Minority interest	1.2
	164.7
Denominator:	
Average Capital Employed	$ 1,113.1
Return on capital employed:	**15%**

Fiscal Year 2008

	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07	31-Mar-08
Total assets	$ 1,505.8	$ 1,844.4	$ 1,899.2	$ 1,960.4	$ 1,977.4
(-) Assets discontinued operations	(26.2)	(23.9)	(25.3)	-	-
(-) Cash	(184.2)	(339.5)	(276.4)	(315.3)	(290.1)
(-) Progress payments for aircraft and other	(167.8)	(189.4)	(206.8)	(247.9)	(182.9)
(-) Current liabilities	(168.0)	(173.0)	(183.7)	(170.8)	(165.0)
(+) Current liabilities discontinued operations	5.9	2.8	3.7	-	-
(+) Short term deferred tax	17.6	18.0	18.5	11.4	9.2
(+) Estimated fair value of aircraft [3]	946.5	1,022.9	1,054.0	1,146.6	1,177.3
(+) Net book value of property & equipment (non-aircraft)	223.3	244.9	264.6	314.8	249.1
(-) Net book value property & equipment (aircraft and non-aircraft)	(891.5)	(1,017.1)	(1,099.5)	(1,150.2)	(1,172.5)
Capital employed	$ 1,261.5	$ 1,390.1	$ 1,448.3	$ 1,549.0	$ 1,602.6

Numerator:	
EBITDA	230.3
Minority interest	(0.1)
	230.2
Denominator:	
Average Capital Employed	$ 1,150.3
Return on capital employed:	**16%**

[1] Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.

[2] Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.

[3] Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuation service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others.

TARGET ZERO

Bristow

ROCE Reconciliation 30

[redacted]

Fiscal Year 2009

	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Mar-09
Total assets	$ 1,977.4	$ 2,354.5	$ 2,306.3	$ 2,342.9	$ 2,334.6
(-) Cash	(290.1)	(527.4)	(399.1)	(364.7)	(301.0)
(-) Progress payments for aircraft and other	(182.9)	(229.6)	(296.2)	(322.0)	(230.1)
(-) Current liabilities	(165.0)	(162.9)	(159.5)	(184.7)	(154.8)
(+) Short term deferred tax	9.2	12.3	11.6	7.2	6.2
(+) Estimated fair value of aircraft [3]	1,177.3	1,361.9	1,420.2	1,601.2	1,612.5
(+) Net book value of property & equipment (non-aircraft)	249.1	297.5	360.1	392.3	309.9
(-) Net book value property & equipment (aircraft and non-aircraft)	(1,172.5)	(1,319.1)	(1,404.5)	(1,505.1)	(1,541.5)
Capital employed	$ 1,602.6	$ 1,787.2	$ 1,838.9	$ 1,967.2	$ 2,035.7

Numerator:	
EBITDA	276.7
Denominator:	
Average Capital Employed	$ 1,846.3
Return on capital employed:	**15%**

Fiscal Year 2010

	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Mar-10
Total assets	$ 2,334.6	$ 2,458.1	$ 2,476.4	$ 2,533.6	$ 2,494.6
(-) Cash	(301.0)	(138.3)	(143.2)	(107.1)	(77.3)
(-) Progress payments for aircraft and other	(230.1)	(191.6)	(107.5)	(127.0)	(152.3)
(-) Current liabilities	(154.8)	(197.4)	(165.9)	(187.5)	(166.1)
(+) Short term deferred tax	6.2	11.0	10.6	9.3	10.2
(+) Estimated fair value of aircraft [3]	1,612.5	1,677.3	1,741.0	1,832.1	1,865.1
(+) Net book value of property & equipment (non-aircraft)	309.9	283.8	207.0	220.3	248.9
(-) Net book value property & equipment (aircraft and non-aircraft)	(1,541.5)	(1,573.7)	(1,600.4)	(1,706.9)	(1,719.3)
Capital employed	$ 2,035.7	$ 2,329.2	$ 2,417.9	$ 2,466.8	$ 2,502.7

Numerator:	
EBITDA	259.6
Denominator:	
Average Capital Employed	$ 2,350.5
Return on capital employed:	**11%**

[1] Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.

[2] Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.

[3] Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuatic service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others

TARGET ZERO

Bristow

ROCE Reconciliation 31

Fiscal Year 2011

	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-11
Total assets	$ 2,494.6	$ 2,504.7	$ 2,606.9	$ 2,638.7	
(-) Cash	(77.8)	(73.9)	(108.5)	(100.9)	
(-) Progress payments for aircraft and other	(152.8)	(161.2)	(168.6)	(121.4)	
(-) Current liabilities	(166.1)	(161.1)	(168.6)	(163.6)	
(+) Short term deferred tax	10.2	10.1	10.7	13.3	
(+) Estimated fair value of aircraft ③	1,865.1	1,779.7	1,809.6	1,829.9	
(+) Net book value of property & equipment (non-aircraft)	248.9	258.5	268.6	221.6	
(-) Net book value property & equipment (aircraft and non-aircraft)	(1,719.3)	(1,711.6)	(1,753.6)	(1,787.5)	
Capital employed	$ 2,502.7	$ 2,445.2	$ 2,496.5	$ 2,530.2	$ -

Numerator:		
EBITDA		266.7
Denominator:		
Average Capital Employed	$	2,493.6
Return on capital employed:		**10.7%**

① Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.

② Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.

③ Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuation service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others.

TARGET ZERO
Bristow

ROCE Reconciliation 32

Leverage Reconciliation

Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
As of December 31, 2010 725.5 $                                        1,476.1 $      2,201.6 $          33.0%
Adjust for:
Unfunded Pension Liability 112.2                                           112.2
NPV of GE and Norsk Lease Obligations 42.6                                             42.6
Adjusted 880.3 $                                        (d) 1,476.1 $      2,356.4 $          37.4%
Calculation of debt to EBITDAR multiple
EBITDAR:
FY 2011 272.5 $                                        (e)
Annualized 363.4 $
= (d) / (e) 3.23:1

Bristow Group Inc. (NYSE: BRS) 2000 West Sam Houston Parkway South Suite 1700, Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com/investorrelations Contact Us 34